Exhibit 99.1

News Release

AMGEN AND TSCAN THERAPEUTICS ANNOUNCE COLLABORATION TO IDENTIFY NOVEL TARGETS IN CROHN’S DISEASE

Collaboration Brings Together TScan’s Proprietary Target Discovery Platform and Amgen’s Inflammation Therapeutic Expertise and Research Capabilities

TScan to Receive $30 Million Upfront With Potential Development and Commercial Milestone Payments of Over $500 Million

THOUSAND OAKS, Calif. and WALTHAM, Mass., (May 9, 2023) – Amgen (NASDAQ:AMGN) and TScan Therapeutics, Inc. (NASDAQ:TCRX), today announced a multi-year collaboration that will use TScan’s proprietary target discovery platform, TargetScan, to identify the antigens recognized by T cells in patients with Crohn’s disease. Under the terms of the agreement, TScan will receive a $30 million upfront payment and is eligible to earn over $500 million in success-based preclinical, clinical, regulatory and commercial milestones as well as tiered single-digit royalty payments.

Amgen will evaluate a variety of modalities to create therapeutics based on targets discovered by TScan and will retain all global development and commercial rights. Amgen also has an option to expand the collaboration to ulcerative colitis, under certain terms. Each party will be responsible for its own research expenses.

“Anti-inflammatory drugs have traditionally been the standard of care for patients suffering from inflammatory bowel disease, but often lack efficacy and durability,” said Raymond Deshaies, Ph.D., senior vice president of Global Research at Amgen. “TScan’s platform provides a best-in-class approach to identify non-conventional drug targets to enable the development of potential first-in-class therapeutics to address unmet medical needs.”

AMGEN AND TSCAN THERAPEUTICS ANNOUNCE COLLABORATION TO IDENTIFY NOVEL TARGETS IN CROHN’S DISEASE

“We’re excited to apply our target discovery platform to the autoimmunity space,” said Gavin MacBeath, Ph.D., acting chief executive officer and chief scientific and operating officer at TScan. “Our TargetScan platform, which we have now extended to identify MHC class II targets of CD4+ T cells, is well-suited for the discovery of antigens targeted by the immune system in inflammatory bowel disease. We look forward to developing the value of our platform both in this partnership with Amgen and in other autoimmune diseases.”

Inflammatory bowel disease (IBD) is a term for two conditions – Crohn’s disease and ulcerative colitis – that are characterized by chronic inflammation of the gastrointestinal tract.

About Amgen

Amgen is committed to unlocking the potential of biology for patients suffering from serious illnesses by discovering, developing, manufacturing and delivering innovative human therapeutics. This approach begins by using tools like advanced human genetics to unravel the complexities of disease and understand the fundamentals of human biology.

Amgen focuses on areas of high unmet medical need and leverages its expertise to strive for solutions that improve health outcomes and dramatically improve people’s lives. A biotechnology pioneer since 1980, Amgen has grown to be one of the world’s leading independent biotechnology companies, has reached millions of patients around the world and is developing a pipeline of medicines with breakaway potential.

Amgen is one of the 30 companies that comprise the Dow Jones Industrial Average and is also part of the Nasdaq-100 index. In 2022, Amgen was named one of the “World’s Best Employers” by Forbes and one of “America’s 100 Most Sustainable Companies” by Barron’s.

For more information, visit Amgen.com and follow us on Twitter, LinkedIn, Instagram, TikTok and YouTube.

About TScan Therapeutics, Inc.

TScan is a clinical-stage biopharmaceutical company focused on the development of T cell receptor (TCR)-engineered T cell therapies (TCR-T) for the treatment of patients with cancer. The Company’s lead TCR-T therapy candidates, TSC-100 and TSC-101, are in development for the treatment of patients with hematologic malignancies to eliminate residual disease and prevent relapse after allogeneic hematopoietic cell transplantation. The Company is also developing multiplexed TCR-T therapy candidates for the treatment of various solid tumors. The Company has developed and continues to build its ImmunoBank, the Company’s repository of therapeutic TCRs that recognize diverse targets and are associated with multiple HLA types, to provide customized multiplexed TCR-T therapies for patients with a variety of solid tumors.

AMGEN AND TSCAN THERAPEUTICS ANNOUNCE COLLABORATION TO IDENTIFY NOVEL TARGETS IN CROHN’S DISEASE

Amgen Forward-Looking Statements

This news release contains forward-looking statements that are based on the current expectations and beliefs of Amgen. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including any statements on the outcome, benefits and synergies of collaborations, or potential collaborations, with any other company (including BeiGene, Ltd., Kyowa-Kirin Co., Ltd., or any collaboration to manufacture therapeutic antibodies against COVID-19), the performance of Otezla® (apremilast) (including anticipated Otezla sales growth and the timing of non-GAAP EPS accretion), the Five Prime Therapeutics, Inc. acquisition, the Teneobio, Inc. acquisition, the ChemoCentryx, Inc. acquisition, or the proposed acquisition of Horizon Therapeutics plc, as well as estimates of revenues, operating margins, capital expenditures, cash, other financial metrics, expected legal, arbitration, political, regulatory or clinical results or practices, customer and prescriber patterns or practices, reimbursement activities and outcomes, effects of pandemics or other widespread health problems such as the ongoing COVID-19 pandemic on our business, and other such estimates and results. Forward-looking statements involve significant risks and uncertainties, including those discussed below and more fully described in the Securities and Exchange Commission reports filed by Amgen, including our most recent annual report on Form 10-K and any subsequent periodic reports on Form 10-Q and current reports on Form 8-K. Unless otherwise noted, Amgen is providing this information as of the date of this news release and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

No forward-looking statement can be guaranteed and actual results may differ materially from those we project. Our results may be affected by our ability to successfully market both new and existing products domestically and internationally, clinical and regulatory developments involving current and future products, sales growth of recently launched products, competition from other products including biosimilars, difficulties or delays in manufacturing our products and global economic conditions. In addition, sales of our products are affected by pricing pressure, political and public scrutiny and reimbursement policies imposed by third-party payers, including governments, private insurance plans and managed care providers and may be affected by regulatory, clinical and guideline developments and domestic and international trends toward managed care and healthcare cost containment. Furthermore, our research, testing, pricing, marketing and other operations are subject to extensive regulation by domestic and foreign government regulatory authorities. We or others could identify safety, side effects or manufacturing problems with our products, including our devices, after they are on the market. Our business may be impacted by government investigations, litigation and product liability claims. In addition, our business may be impacted by the adoption of new tax legislation or exposure to additional tax liabilities. If we fail to meet the compliance obligations in the corporate integrity agreement between us and the U.S. government, we could become subject to significant sanctions. Further, while we routinely obtain patents for our products and technology, the protection offered by our patents and patent applications may be challenged, invalidated or circumvented by our competitors, or we may fail to prevail in present and future intellectual property litigation. We perform a substantial amount of our commercial manufacturing activities

AMGEN AND TSCAN THERAPEUTICS ANNOUNCE COLLABORATION TO IDENTIFY NOVEL TARGETS IN CROHN’S DISEASE

at a few key facilities, including in Puerto Rico, and also depend on third parties for a portion of our manufacturing activities, and limits on supply may constrain sales of certain of our current products and product candidate development. An outbreak of disease or similar public health threat, such as COVID-19, and the public and governmental effort to mitigate against the spread of such disease, could have a significant adverse effect on the supply of materials for our manufacturing activities, the distribution of our products, the commercialization of our product candidates, and our clinical trial operations, and any such events may have a material adverse effect on our product development, product sales, business and results of operations. We rely on collaborations with third parties for the development of some of our product candidates and for the commercialization and sales of some of our commercial products. In addition, we compete with other companies with respect to many of our marketed products as well as for the discovery and development of new products. Discovery or identification of new product candidates or development of new indications for existing products cannot be guaranteed and movement from concept to product is uncertain; consequently, there can be no guarantee that any particular product candidate or development of a new indication for an existing product will be successful and become a commercial product. Further, some raw materials, medical devices and component parts for our products are supplied by sole third-party suppliers. Certain of our distributors, customers and payers have substantial purchasing leverage in their dealings with us. The discovery of significant problems with a product similar to one of our products that implicate an entire class of products could have a material adverse effect on sales of the affected products and on our business and results of operations. Our efforts to collaborate with or acquire other companies, products or technology, and to integrate the operations of companies or to support the products or technology we have acquired, may not be successful. A breakdown, cyberattack or information security breach could compromise the confidentiality, integrity and availability of our systems and our data. Our stock price is volatile and may be affected by a number of events. Our business and operations may be negatively affected by the failure, or perceived failure, of achieving our environmental, social and governance objectives. The effects of global climate change and related natural disasters could negatively affect our business and operations. Global economic conditions may magnify certain risks that affect our business. Our business performance could affect or limit the ability of our Board of Directors to declare a dividend or our ability to pay a dividend or repurchase our common stock. We may not be able to access the capital and credit markets on terms that are favorable to us, or at all.

TScan Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the structure, timing and success of the Company’s planned preclinical development and clinical trials, and the Company’s goals, strategy, and focus. TScan intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to,

AMGEN AND TSCAN THERAPEUTICS ANNOUNCE COLLABORATION TO IDENTIFY NOVEL TARGETS IN CROHN’S DISEASE

“may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan,” “on track,” or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included in this release are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: the beneficial characteristics, safety, efficacy, therapeutic effects, expectations regarding its preclinical studies being predictive of clinical trial results; the timing of the initiation, progress and expected results of preclinical studies, clinical trials and research and development programs; plans relating to developing and commercializing therapy candidates, if approved, including sales strategy; estimates of the size of the addressable market for therapy candidates; TScan’s estimates regarding expenses, future milestone payments and revenue, capital requirements and needs for additional financing; TScan’s expectations regarding competition; TScan’s anticipated growth strategies; TScan’s ability to attract or retain key personnel; TScan’s expectations regarding federal, state and foreign regulatory requirements; TScan’s ability to obtain and maintain intellectual property protection for its proprietary platform technology and our product candidates; the sufficiency of TScan’s existing capital resources to fund its future operating expenses and capital expenditure requirements; and the effect of the COVID-19 pandemic, including mitigation efforts and political, economic, legal and social effects, on any of the foregoing or other aspects of TScan’s business or operations; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of TScan’s most recent Annual Report on Form 10-K and any other filings that TScan has made or may make with the SEC in the future. Any forward-looking statements contained in this release represent TScan’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, TScan explicitly disclaims any obligation to update any forward-looking statements.

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CONTACT: Amgen, Thousand Oaks

Michael Strapazon, 805-313-5553 (media)

Jessica Akopyan, 805-440-5721 (media)

Arvind Sood, 805-447-1060 (investors)

CONTACT: TScan

Heather Savelle (investors)

TScan Therapeutics, Inc.

VP, Investor Relations

857-399-9840

hsavelle@tscan.com

Joyce Allaire

LifeSci Advisors, LLC

Managing Director

617-435-6602

jallaire@lifesciadvisors.com